Your Vote Counts! IRIDIUM COMMUNICATIONS INC. ATTN: KATHLEEN A. MORGAN 1676 INTERNATIONAL DRIVE, SUITE 1100 MCLEAN, VA 22102 IRIDIUM COMMUNICATIONS INC. 2026 Annual Meeting Vote by May 19, 2026 11:59 PM ET You invested in IRIDIUM COMMUNICATIONS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 20, 2026. Vote Virtually at the Meeting* May 20, 2026 8:30 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/IRDM2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90230-P44999 Get informed before you vote View the Notice of Internet Availability of Proxy Materials, Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please access and review the proxy materials before voting and follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V90231-P44999 1. Election of Directors For Nominees: 01) Robert H. Niehaus 02) Louis M. Alterman 03) Thomas C. Canfield 04) Matthew J. Desch 05) Thomas J. Fitzpatrick 06) L. Anthony Frazier 07) Suzanne E. McBride 08) Admiral Eric T. Olson (Ret.) 09) Kay N. Sears 10) Monique S. Shivanandan 11) Jacqueline E. Yeaney 2. Advisory vote to approve the compensation of Iridium Communications Inc.’s named executive officers For 3. Ratification of the selection of KPMG LLP as Iridium Communications Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2026 For 4. Approval of the Iridium Communications Inc. Amended and Restated 2015 Equity Incentive Plan For NOTE: Stockholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.